Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA

Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Purchasing Power, LLC
2727 Paces Ferry Road, SE
Building 2, Suite 1200
Atlanta, Georgia 30339
Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of contract receivables in conjunction with the proposed offering of Purchasing Power Funding 2024-A, LLC Fixed Rate Notes, Series 2024-A. Purchasing Power, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Capital One Securities, Inc. and Barclays Capital Inc. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 17, 2024 representatives of the Company provided us with a computer-generated contract receivable listing with respect to 422,987 contract receivables (the “Contract Receivable Listing”). At the Company’s instruction, we randomly selected 250 contract receivables (the “Sample Contracts”) from the Contract Receivable Listing.

Further on, January 23, 2024, representatives the Company provided us with a computer-generated contract receivables data file and related record layout containing data, as represented to us by the Company, as of the close of business December 31, 2023, with respect to 422,971 contract receivables (the “Statistical Contract Receivable File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the contract receivables characteristics (the “Characteristics”) set forth on the Statistical Contract Receivable File and indicated below.

Characteristics

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Retail Installment Sales Contract.”

We compared Characteristics 9. through 12. to an electronic data file, prepared, created and delivered by representatives of the Company on January 22, 2024, from the servicer system, as of the close of business December 31, 2023 (the “Servicing System File”).

In addition to the procedures described above, for each of the Sample Contracts that indicated a “salary eligibility requirement” (as set forth on the Retail Installment Sales Contract), we observed that the employee salary (as determined above) is greater than or equal to the “salary eligibility requirement amount” (as set forth on the Retail Installment Sales Contract).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 2., for the Sample Contract indicated in Appendix A, we observed a difference with respect to the choice payment amount set forth on the Statistical Contract Receivable File when compared to the payment amount set forth on the Retail Installment Sales Contract. For this Sample Contract, we were instructed to perform an additional procedure and compare the payment amount set forth on the Statistical Contract Receivable File to the corresponding information set forth on screen shots from the Company's servicing system (the “Servicing System Screen Shots”);

•
with respect to our comparison of Characteristic 3., for the Sample Contracts indicated in Appendix B, we observed a difference with respect to the payment frequency set forth on the Statistical Contract Receivable File when compared to the payment frequency set forth on the Retail Installment Sales Contract. For these Sample Contracts, we were instructed to perform an additional procedure and compare the payment frequency set forth on the Statistical Contract Receivable File to the corresponding information set forth on the Servicing System Screen Shots;

•
with respect to our comparison of Characteristic 4., for the Sample Contract indicated in Appendix C, we observed a difference with respect to the number of payments set forth on the Statistical Contract Receivable File when compared to the number of payments set forth on the Retail Installment Sales Contract. For this Sample Contract, we were instructed to perform an additional procedure and compare the number of payments set forth on the Statistical Contract Receivable File to the corresponding information set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 9., differences of $5.00 or less are deemed to be “in agreement;” and

•	with respect to Characteristics 11. and 12., differences of $0.05 or less are deemed to be “in agreement.”

The contract receivables documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract Receivable File were found to be in agreement with the above-mentioned Contract Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the contract receivables underlying the Statistical Contract Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the contract receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract Receivable File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services. None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 8, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 8, 2024.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 2. for the following Sample Contract:

40024960

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 8, 2024.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 3. for the following Sample Contract:

40024960
42084186
43266741

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 8, 2024.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 4. for the following Sample Contract:

40024960

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.